================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   -----------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 8, 2000




                               SWISS CHALET, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


     Commonwealth of Puerto Rico                            0-2825                           66-020-0307
----------------------------------------------       ---------------------               -------------------
(State or Other Jurisdiction of Incorporation)       (Commission File No.)                 (I.R.S. Employer
                                                                                         Identification No.)

                  105 De Diego Avenue
                 Santurce, Puerto Rico                                                          00911
-------------------------------------------------------------------------                --------------------
       (Address of Principal Executive Offices)                                              (Zip Code)


Registrant's telephone number, including area code:      (787) 721-1200

================================================================================

ITEM 5. OTHER EVENTS

         Swiss Chalet, Inc. (the "Company") and SCI Acquisition Inc. ("SCI"), a Puerto Rico corporation, entered into an Agreement and Plan of Merger dated as of May 8, 2000 (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, SCI will merge with and into the Company (the "Merger"). The Merger will be pursuant to and have the effects specified in the Puerto Rico General Corporation Law of 1995. At the Effective Time (as such term is defined in the Merger Agreement), all the issued and outstanding shares of common stock, no par value, of the Company will be converted into the right to receive (i) an aggregate amount of $17,700,000 or $12.63237227 per share in cash on account of the Merger; (ii) the Extraordinary Distribution (as such term is defined in the Merger Agreement) calculated on a per share basis; and (iii) any Contingency Escrow Consideration (as such term is defined in the Merger Agreement) calculated on a per share basis. At and after the Effective Date (as such term is defined in the Merger Agreement), each share of SCI's common stock issued and outstanding immediately prior to the Effective Date will remain an issued and outstanding share of common stock of the surviving corporation and will not be affected by the Merger.

         The Merger is subject to various conditions set forth in the Merger Agreement, a copy of which is attached hereto as Exhibit 2 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

                  (c)      Exhibits

           Exhibit No.               Description of Document
           -----------               -----------------------


              2                 Agreement and Plan of Merger, dated as of May 8,
                                2000, by and between Swiss Chalet, Inc. and SCI
                                Acquisitions Inc.

              99                Press Release dated May 8, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SWISS CHALET, INC.


Date:    May 10, 2000                   By:  /s/ Peter Somech
                                           -----------------------------
                                                 Peter Somech
                                                 Treasurer and Chief
                                                 Financial Officer

                                INDEX OF EXHIBITS

          Exhibit No.               Description of Document
          -----------               -----------------------


              2                 Agreement and Plan of Merger, dated as of May 8,
                                2000, by and between Swiss Chalet, Inc. and SCI
                                Acquisitions Inc.

              99                Press Release dated May 8, 2000.